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Exhibit 99.1

Pacific Gas and Electric Company	January 31, 2005

Computational Materials

Pacific Gas and
Electric Company

SELLER AND SERVICER

PG&E Energy Recovery Funding LLC

ISSUER

$1,887,864,000

Energy Recovery Bonds, Series 2005-1

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. This is not a research report and was not prepared by the lead managers' research departments or their research personnel. Past performance is not necessarily a guide to future performance. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

PG&E Energy Recovery Funding LLC
$1,887,864,000
Energy Recovery Bonds, Series 2005-1
Transaction Highlights

Class	Size ($000s)	Tranche Type	Expected Ratings (Moody's/S&P/Fitch)	Fixed/ Floating	Scheduled Average Life (Years)	Scheduled Payment Window (Months)	Scheduled Maturity Date	Final Legal Maturity Date

A-1	260,000	Single Class	Aaa/AAA/AAA	Fixed	1.00	16	9/25/2006	9/25/2008
A-2	655,000	Single Class	Aaa/AAA/AAA	Fixed	3.00	34	6/25/2009	6/25/2011
A-3	315,000	Single Class	Aaa/AAA/AAA	Fixed	5.00	16	9/25/2010	9/25/2012
A-4	475,000	Single Class	Aaa/AAA/AAA	Fixed	6.50	22	6/25/2012	6/25/2014
A-5	182,864	Single Class	Aaa/AAA/AAA	Fixed	7.68	7	12/25/2012	12/25/2014

Issuer	PG&E Energy Recovery Funding LLC
Seller / Servicer	Pacific Gas and Electric Company ("PG&E")
Trustee	Deutsche Bank National Trust Company
Joint Lead Managers	Morgan Stanley, Citigroup, Lehman Brothers
Co-Managers	ABN AMRO, Barclays Capital, BNP Paribas, Deutsche Bank Securities, M.R. Beal & Company
Financial Advisor to the CPUC	Bear, Stearns & Co. Inc.
Expected Pricing	February 3-4, 2005
Expected Settlement	February 10, 2005
Interest / Principal Payments	Quarterly on the 25th day of March, June, September and December (or if any such date is not a business day, the next succeeding business day)
First Interest / Principal Payment	June 27th, 2005
Day Count Basis	30 / 360

Credit Enhancement	1.	Mandatory true-up mechanism: Enables Dedicated Rate Component ("DRC") charges to be adjusted to cover scheduled debt service, pay expenses, fund and replenish the overcollateralization subaccount and replenish the capital subaccount
	2.	0.50% ($9,439,320) of initial bond balance non-declining capital subaccount funded at closing
	3.	0.50% ($9,439,320) of initial bond balance overcollateralization subaccount funded ratably over life of Series 2005-1 Energy Recovery Bonds ("ERBs")
	4.	Reserve subaccount: Holds any collections (with the exception of an amount equal to investment earnings on the capital subaccount) in excess of the amounts necessary to pay fees and expenses, scheduled interest and principal and fund the overcollateralization subaccount and the capital subaccount to their required levels
True-up Mechanism	•	Mandatory Annual Routine True-Up Mechanism: Annual DRC charge adjustment effective 15 days after filing on January 1
	•	Mandatory Quarterly Routine True-Up Mechanisms: After a 5% or greater variance from the expected amortization schedule or after the last scheduled maturity date of the Series 2005-1 Energy Recovery Bonds, effective 15 days after filing on April 1, July 1 or October 1
		—	Optional Quarterly Routine True-Up Mechanism: Discretionary, effective 15 days after filing on April 1, July 1 or October 1
	•	Mandatory Anniversary Routine True-Up Mechanism: Filing to coincide with Financing Order decision date; no rate change expected
	•	Non-Routine True-Up Mechanism: Discretionary, with rate change effective in 90 days
Optional Clean-up Call	After the last scheduled maturity date, 5% of initial total principal balance
ERISA Eligibility	Yes, subject to applicable ERISA exemptions
Min. Denomination	$1,000
Use of Proceeds	Retire a portion of Seller's debt and equity, fund Seller's capital expenditures and pay transaction expenses

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. This is not a research report and was not prepared by the lead managers' research departments or their research personnel. Past performance is not necessarily a guide to future performance. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

Scheduled Amortization
Projected ERB Amortization Schedule

Amortization Schedule:

$

Payment Date	Class A-1 Balance	Class A-2 Balance	Class A-3 Balance	Class A-4 Balance	Class A-5 Balance

Closing	260,000,000	655,000,000	315,000,000	475,000,000	182,864,000
06/25/05	246,602,884	655,000,000	315,000,000	475,000,000	182,864,000
09/25/05	186,520,635	655,000,000	315,000,000	475,000,000	182,864,000
12/25/05	125,415,481	655,000,000	315,000,000	475,000,000	182,864,000
03/25/06	69,870,702	655,000,000	315,000,000	475,000,000	182,864,000
06/25/06	19,856,690	655,000,000	315,000,000	475,000,000	182,864,000
09/25/06	—	615,746,815	315,000,000	475,000,000	182,864,000
12/25/06	—	557,994,611	315,000,000	475,000,000	182,864,000
03/25/07	—	502,980,329	315,000,000	475,000,000	182,864,000
06/25/07	—	450,343,508	315,000,000	475,000,000	182,864,000
09/25/07	—	388,163,143	315,000,000	475,000,000	182,864,000
12/25/07	—	327,337,551	315,000,000	475,000,000	182,864,000
03/25/08	—	269,647,760	315,000,000	475,000,000	182,864,000
06/25/08	—	214,906,369	315,000,000	475,000,000	182,864,000
09/25/08	—	150,681,501	315,000,000	475,000,000	182,864,000
12/25/08	—	87,779,861	315,000,000	475,000,000	182,864,000
03/25/09	—	27,835,082	315,000,000	475,000,000	182,864,000
06/25/09	—	—	285,773,451	475,000,000	182,864,000
09/25/09	—	—	219,212,152	475,000,000	182,864,000
12/25/09	—	—	153,894,670	475,000,000	182,864,000
03/25/10	—	—	91,402,289	475,000,000	182,864,000
06/25/10	—	—	31,785,818	475,000,000	182,864,000
09/25/10	—	—	—	437,654,263	182,864,000
12/25/10	—	—	—	369,716,166	182,864,000
03/25/11	—	—	—	304,485,812	182,864,000
06/25/11	—	—	—	242,100,380	182,864,000
09/25/11	—	—	—	170,154,726	182,864,000
12/25/11	—	—	—	99,353,445	182,864,000
03/25/12	—	—	—	31,176,489	182,864,000
06/25/12	—	—	—	—	148,725,545
09/25/12	—	—	—	—	73,827,312
12/25/12	—	—	—	—	—

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. This is not a research report and was not prepared by the lead managers' research departments or their research personnel. Past performance is not necessarily a guide to future performance. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

Scheduled Amortization
Decrement Table to Maturity

Amortization Schedule:

%

Payment Date	Class A-1 Balance	Class A-2 Balance	Class A-3 Balance	Class A-4 Balance	Class A-5 Balance

Closing	100%	100%	100%	100%	100%
06/25/05	95%	100%	100%	100%	100%
09/25/05	72%	100%	100%	100%	100%
12/25/05	48%	100%	100%	100%	100%
03/25/06	27%	100%	100%	100%	100%
06/25/06	8%	100%	100%	100%	100%
09/25/06	—	94%	100%	100%	100%
12/25/06	—	85%	100%	100%	100%
03/25/07	—	77%	100%	100%	100%
06/25/07	—	69%	100%	100%	100%
09/25/07	—	59%	100%	100%	100%
12/25/07	—	50%	100%	100%	100%
03/25/08	—	41%	100%	100%	100%
06/25/08	—	33%	100%	100%	100%
09/25/08	—	23%	100%	100%	100%
12/25/08	—	13%	100%	100%	100%
03/25/09	—	4%	100%	100%	100%
06/25/09	—	—	91%	100%	100%
09/25/09	—	—	70%	100%	100%
12/25/09	—	—	49%	100%	100%
03/25/10	—	—	29%	100%	100%
06/25/10	—	—	10%	100%	100%
09/25/10	—	—	—	92%	100%
12/25/10	—	—	—	78%	100%
03/25/11	—	—	—	64%	100%
06/25/11	—	—	—	51%	100%
09/25/11	—	—	—	36%	100%
12/25/11	—	—	—	21%	100%
03/25/12	—	—	—	7%	100%
06/25/12	—	—	—	—	81%
09/25/12	—	—	—	—	40%
12/25/12	—	—	—	—	—

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. This is not a research report and was not prepared by the lead managers' research departments or their research personnel. Past performance is not necessarily a guide to future performance. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

Weighted Average Life Sensitivity

        The following table highlights the sensitivity of the weighted average life (in years) of the Series 2005-1 ERBs to decreases in forecasted energy consumption. There can be no assurance that the weighted average life of the ERBs will be as shown in this table.

Weighted Average Life Sensitivity

		WAL (yrs) Assuming Uniform Annual Decline From Forecasted Electricity Consumption
	Expected Weighted Average Life ("WAL") (Years)	-5%		-15%
Class		WAL	Change	WAL	Change

A-1	1.00	1.00	—	1.08	0.08
A-2	3.00	3.00	—	3.13	0.13
A-3	5.00	5.00	—	5.11	0.12
A-4	6.50	6.50	—	6.60	0.10
A-5	7.68	7.68	—	7.73	0.05

        For the purposes of preparing this table, we have assumed, among other things, that:

  •
  The series 2005-1 bonds are issued on February 10, 2005

  •
  We make all payments on the series 2005-1 bonds on each payment date, commencing June 27, 2005

  •
  Our annualized servicing fees with respect to the series 2005-1 bonds equals $1,699,078

  •
  There are no net earnings on amounts on deposit in the collection account for the series 2005-1 bonds

  •
  Our annualized operating expenses for the series 2005-1 bonds, including all amounts payable to the indenture trustee, amounts payable to our independent director, and all our other fees (not including servicing fees), costs and charges are equal to $175,000

  •
  DRC charge payments for the series 2005-1 bonds are collected and deposited in the general subaccount within the collection account for the series 2005-1 bonds in accordance with the financing order, the DRC charge tariff and PG&E's forecasts

  •
  The forecast error stays constant over the life of the ERBs and is equal to 5% or 15% below the initial forecasted energy consumption each year as stated in the table above. Based on its updated forecasts, the servicer will true-up the DRC charge so as to ensure the billing of DRC charges necessary to generate the collection of amounts sufficient to (a) pay ongoing fees and expenses, (b) timely provide for all scheduled payments of principal and interest, (c) fund and / or replenish the capital and overcollateralization subaccounts to their required levels, and (d) return, if necessary, the reserve subaccount to a zero balance by a target payment date

  •
  Routine annual true-ups take effect on January 1 of each year, commencing January 1, 2006

  •
  Quarterly true-ups occur only after a 5% or greater variance from the expected amortization schedule or after the last scheduled maturity date of the ERBs

  •
  No optional quarterly routine true-ups or non-routine true-ups have been modeled

  •
  No optional redemption has been exercised

  •
  Electricity consumption is as forecasted by PG&E

  •
  Net charge-offs of 0.20% per billing cycle

  •
  A collection curve reflecting the delay between the billings and the actual receipt of cash that assumes 40.41% of billed amounts will be received by the end of the month in which the billing occurs (which we refer to as the billing cycle), 48.62% will be received by the end of the month after the billing cycle, 3.49% will be received by the end of the month that is two months after the billing cycle, 2.89% will be received by the end of the month that is three months after the billing cycle, 1.94% will be received by the end of the month that is four months after the billing cycle, and 2.45% will be received by the end of the month that is five months after the billing cycle.

  The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. This is not a research report and was not prepared by the lead managers' research departments or their research personnel. Past performance is not necessarily a guide to future performance. Please refer to the important information and qualifications on the last page hereof when reviewing this information.

        The information herein has been prepared solely for informational purposes, is confidential and is intended for your use only in connection with your evaluation of the potential transaction described herein. This information is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and Lehman Brothers Inc. (collectively, the "lead managers") and their affiliates disclaim any and all liability relating to this information.

        The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. The lead managers are not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

        This is not a research report and was not prepared by the lead managers research departments or their research personnel. The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and the lead managers do not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

        Notwithstanding anything herein to the contrary, the lead managers and each recipient hereof are deemed to agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

        The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither the lead managers nor the issuer has taken or will take any action in any jurisdiction that would permit a public offering of securities, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. The lead managers do not undertake or have any responsibility to notify you of any changes to the attached information. The lead managers, their affiliates and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

        With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

QuickLinks

  Exhibit 99.1
PG&E Energy Recovery Funding LLC $1,887,864,000 Energy Recovery Bonds, Series 2005-1 Transaction Highlights
Scheduled Amortization Projected ERB Amortization Schedule
Scheduled Amortization Decrement Table to Maturity
Weighted Average Life Sensitivity